UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): June 13, 2006


                                VSB Bancorp, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)


         New York                        0-50237                  11-3680128
--------------------------------------------------------------------------------
(State or other jurisdiction         Commission File             IRS Employer
     of incorporation)                    Number              Identification No.


                 3155 Amboy Road, Staten Island, New York 10306
            --------------------------------------------------------
            Address of principal (Zip/Postal Code) executive offices


                  Registrant's telephone number: 718-979-1100


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 8.01  OTHER EVENTS
ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS


SIGNATURES


ITEM 8.01 OTHER EVENTS

         On June 13, 2006, VSB Bancorp, Inc. (the "Company") announced today that the Board of Directors has approved a management succession plan. Merton "Mert" Corn, who has been President and CEO of the Company's subsidiary, Victory State Bank, since it opened for business in November 1997, and President and CEO of the Company since it was formed in 2003, will be retiring at the end of 2007. The Board anticipates that Raffaele "Ralph" Branca, the Company's and the Bank's Executive Vice President, Chief Financial Officer and Chief Operating Officer for the past nine years, will be elected President and CEO of both the Company and Victory State Bank. This information and the accompanying press release were disseminated on June 13, 2006 through the broad distribution of the press release in a manner designed to provide broad, non-exclusionary distribution of the information to the public, but this voluntary report on Form 8-K is being filed so that the public can have a consistent source for informational releases by searching the SEC's EDGAR database.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         d.) Exhibits - Press Release dated June 13, 2006 of VSB Bancorp, Inc., announcing that the Board of Directors has approved a management succession plan, is annexed as Exhibit 99.1.

         For additional information, see annexed Exhibit 99.1.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 13, 2006

                                       VSB Bancorp, Inc.

                                       By: /s/ RAFFAELE M. BRANCA
                                           -------------------------------------
                                           Raffaele M. Branca
                                           Executive Vice President and CFO


INDEX TO EXHIBITS

Exhibit No.    Description

  99.1 Press Release announcing that the Board of Directors has approved a management succession plan.

                                       2